EXHIBIT 10.45






               THE READER'S DIGEST ASSOCIATION, INC.

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               Directors' Phantom Stock Option Plan
                       {Inactive since 1998}
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                         Table of Contents
                                                        Page
ARTICLE I    Purpose........................................1
ARTICLE II   Definitions....................................1
ARTICLE III  Phantom Stock Options..........................2
ARTICLE IV   General Provisions.............................4


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               THE READER'S DIGEST ASSOCIATION, INC.

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               Directors' Phantom Stock Option Plan

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                             ARTICLE I
                              Purpose

           The purpose of this Directors' Phantom Stock Option Plan (the "Plan") is to enable The Reader's Digest Association, Inc. (the "Company") to offer non-employee directors of the Company phantom stock options with respect to the Class A
Nonvoting Common Stock of the Company, thereby attracting, retaining and rewarding non-employee directors, and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                            ARTICLE II
                            Definitions

           For purposes of this Plan, the following terms shall have the following meanings:

           2.1 "Board" shall mean the Board of Directors of the Company.

           2.2 "Common Stock" shall mean the Class A Nonvoting Common Stock, $.01 par value per share, of the Company.

           2.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           2.4 "Fair Market Value" shall mean, as of any date, the mean between the high and low sales price on the applicable date, or if no sales price is available for that date, the mean between the closing bid and asked prices for that date, of a share of Common Stock (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the Common Stock shall not have been reported or quoted on that date, on the first day prior thereto on which the Common Stock was reported or quoted.

           2.5 "Grant Date" shall mean the date on which an Option is granted.

           2.6 "Non-employee Director" shall mean a director of the Company who is not an employee of the Company or any of its subsidiaries.

           2.7 "Option" shall mean a phantom stock option granted under the Plan. An Option in respect of one share of Common Stock shall mean the right to receive an amount in cash equal to the difference between (x) the Fair Market Value of a share of Common Stock as of the date the Option is exercised in respect of that share, and (y) the Fair Market Value of a share of Common Stock as of the Grant Date.

           2.8 "Participant" shall mean a Non-employee Director to whom an Option has been granted pursuant to the Plan.

           2.9  "Transfer"   shall   mean   anticipate,   alienate,
attach,  sell,  assign,  pledge,  encumber,   charge  or  otherwise
transfer.

                            ARTICLE III
                       Phantom Stock Options

           3.1 Grant. Each Non-employee Director of the Company shall be granted, on the date of his or her election or reelection as a Director at the Company's Annual Meeting of Stockholders each year, an Option in respect of 1,000 shares of Common Stock. Each Option shall be evidenced by an agreement containing other terms and conditions not inconsistent with the provisions of the Plan as may be determined by the Board;
provided, however, that those terms shall not vary the price, amount or timing of Options, including provisions dealing with vesting, forfeiture and termination.

           3.2 Term. The term of each Option shall be ten years from the Grant Date.

           3.3 Exercise. Except as provided in Section 3.5, an Option may not be exercised prior to the first anniversary of the Grant Date and may not be exercised unless the Participant has remained a Non-employee Director from the Grant Date until the date of exercise. An Option may be exercised from time to time after the expiration of the one-year period referred to above, provided that the aggregate number of shares of Common Stock in respect of which an Option is exercised shall not exceed:

           (i) after one (1) year, but before the expiration of two (2) years from the Grant Date, twenty-five percent of the total number of shares in respect of which the Option is granted;

           (ii) after two (2) years, but before the expiration of three (3) years from the Grant Date, fifty percent of the total number of shares in respect of which the Option is granted;

           (iii)after three (3) years, but before the expiration of four (4) years from the Grant Date, seventy-five percent of the total number of shares in respect of which the Option is granted;

           (iv) after four (4) years from the Grant Date, one hundred percent of the total number of shares in respect of which the Option is granted.

           3.4 Termination by Death. If a Participant shall die holding an Option that has not expired and has not been fully exercised, his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of death (but in no event after the Option has expired under the provisions of Section 3.2 above or ceased to be exercisable under the provisions of Section 3.5 below), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his or her death.

           3.5 Other Termination. If a Participant shall cease to be a Non-employee Director for any reason other than death, any then outstanding Options shall be exercisable with respect to one hundred percent of the number of shares in respect of which the Option was granted and as to which it has not yet been exercised. Each Option shall remain exercisable for a period of three years from the date the Participant ceased to be a Non-employee Director (but in no event after the Option has expired under the provisions of Section 3.2 above).

           3.6 Method of Exercise of Option. Exercise of an Option, in whole or in part as to any portion that is then exercisable, shall be made by submitting to the Company written notice of exercise in the form of the exercise letter provided by the Company with the agreement evidencing the Option, specifying the number of shares in respect of which the Option is to be exercised. The exercise of an Option shall be deemed to be effective on the first business day on which the Company receives notice of exercise at the principal corporate offices of the Company in accordance with the procedures established by the Company. All applicable withholding taxes shall be deducted by the Company from the amount of cash payable upon exercise.

           3.7 Payment. Upon the exercise of an Option a Participant shall be entitled to receive, for each share of Common Stock as to which the Option is exercised, an amount in cash equal in value to the excess of (x) the Fair Market Value of one share of Common Stock on the date the Option is exercised over (y) the Fair Market Value of one share of Common Stock on the Grant Date. Payment shall be made within three business days following the date the exercise becomes effective.

           3.8 Limitations on Amendment. To the extent required so that the grant of Options will be deemed to constitute
"formula  awards"  pursuant  to  Rule  16b-3(c)(2)(ii)   under  the
Exchange Act, the provisions in this Article III and the other provisions of the Plan shall not be amended more than once every six months.

                            ARTICLE IV
                        General Provisions

           4.1 Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, including the authority (within the limitations described in the Plan) to prescribe the form of the agreement embodying awards of Options. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising under the Plan and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members of the Board may authorize any one of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

           4.2 Changes in Capital Stock. In the event of any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock of capital stock other than Common Stock, reclassification of its capital stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, or rights offering to purchase capital stock at a price below fair market value, or any similar change affecting the capital stock of the Company, then the number of shares of Common Stock subject to outstanding Options, the Fair Market Value of shares subject to outstanding Options and the number of shares of Common Stock subject to Options to be awarded thereafter pursuant to Section 3.1 shall be appropriately adjusted consistent with the change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants, and any adjustment determined by the Board in good faith shall be binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and assigns.

           4.3 Termination or Amendment. Subject to Section 3.8 but notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 4.8, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to any amendment, suspension or termination, may not be impaired without the consent of the Participant.

           4.4 Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, no Participant shall have any rights that are greater than those of a general creditor of the Company.

           4.5 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if required; and these arrangements may be either generally applicable or applicable only in specific cases.

           4.6 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, as a condition to any payment to be made pursuant to the Plan, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

           4.7 No Assignment of Benefits. No Option shall, except as otherwise specifically provided by law, and except as provided in Section 3.4 upon the death of a Participant, be Transferable in any manner, and any attempt to Transfer any benefit shall be void, and any benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against that person.

           4.8  Interpretation.      Following     the     required
registration  of any equity  security  of the  Company  pursuant to
Section 12 of the Exchange Act:

                (a)  It is  intended  that all  Options be excluded
from the definition of derivative securities in Rule 16a-1(c) under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any agreement pursuant thereto in a manner consistent therewith. Any provisions inconsistent with this interpretation shall be inoperative and shall not affect the validity of the Plan.

                (b)  All  Options   are   intended  to  qualify  as
formula awards under Rule 16b-3(c)(2)(ii) under the Exchange Act (thereby preserving the disinterested status of Non-employee Directors receiving Options) and the Board shall interpret and administer the provisions of the Plan or any agreement pursuant thereto in a manner consistent therewith. Any provisions inconsistent with the foregoing intent shall be inoperative and shall not affect the validity of the Plan.

           4.9 Governing Law. The Plan and actions taken in connection with the Plan shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

           4.10 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

           4.11 Liability. No member of the Board and no employee of the Company shall be liable for any act or action in connection with the Plan, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

           4.12 Other Benefits. No payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

           4.13 Costs.  The   Company   shall  bear  all   expenses
incurred in administering the Plan.

           4.14 Effective Date of Plan. The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan.

           4.15 Term of Plan. No Option shall be granted on or after the tenth anniversary of the date the Plan is adopted, but Options granted prior to the tenth anniversary may extend beyond that date.